As filed with the Securities and Exchange Commission on May 23, 2002
                                                     Registration No. 333-
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ---------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ---------

                               RENT-A-CENTER, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                DELAWARE                                  48-1024367
    (State or other jurisdiction of                   (I.R.S. Employer
    incorporation or organization)                  Identification Number)

                       5700 TENNYSON PARKWAY, THIRD FLOOR
                               PLANO, TEXAS 75024
                                 (972) 801-1100
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                                 MARK E. SPEESE
                CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                       5700 TENNYSON PARKWAY, THIRD FLOOR
                               PLANO, TEXAS 75024
                                 (972) 801-1100
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)

                                   COPIES TO:

          THOMAS W. HUGHES, ESQ.
          JAMES R. GRIFFIN, ESQ.                    BRUCE K. DALLAS, ESQ.
     WINSTEAD SECHREST & MINICK P.C.                DAVIS POLK & WARDWELL
          5400 RENAISSANCE TOWER                     1600 EL CAMINO REAL
             1201 ELM STREET                         MENLO PARK, CA 94025
           DALLAS, TEXAS 75270                          (650) 752-2000
              (214) 745-5400

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

        If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

        If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.[ ]

        If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-87752

        If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                   ---------

                         CALCULATION OF REGISTRATION FEE

                                                            Proposed Maximum       Proposed Maximum
           Title of Shares                Amount to be     Offering Price Per     Aggregate Offering         Amount of
           to be Registered                Registered             Share                 Price             Registration Fee
------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.01 per
share..........................          437,000 shares         $61.00              $26,657,000                $2,453
==============================================================================================================================


THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.

    EXPLANATORY NOTE AND INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT
                        ON FORM S-3, FILE NO. 333-87752


         Rent-A-Center, Inc. (the "COMPANY") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 333-87752) declared effective on May 22, 2002 by the Securities and Exchange Commission (the "COMMISSION"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein and all exhibits thereto. The Company is filing this Registration Statement to register 437,000 shares of its common stock, par value $.01 per share, to be sold by the selling stockholders.

(1)      Exhibits

EXHIBIT
NUMBER    EXHIBIT DESCRIPTION
-------   -------------------
  5.1     -- Opinion of Winstead Sechrest & Minick P.C. regarding legality of the securities offered
 23.1     -- Consent of Grant Thornton LLP
 23.2     -- Consent of Winstead Sechrest & Minick P.C.  (included in Exhibit 5.1 hereto)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas, on May 22, 2002.

                                     RENT-A-CENTER, INC.

                                     By:      /s/ Mark E. Speese
                                        ----------------------------------------
                                        Mark E. Speese
                                        Chairman of the Board and Chief
                                           Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

         Signature                                             Title                                 Date
         ---------                                             -----                                 ----
         /s/ Mark E. Speese                  Chairman of the Board and Chief Executive           May 22, 2002
------------------------------------         Officer (Principal Executive Officer)
             Mark E. Speese

                  *                          Director                                            May 22, 2002
------------------------------------
             Mitchell E. Fadel

         /s/ Robert D. Davis                 Senior Vice President -- Finance, Treasurer         May 22, 2002
------------------------------------         and Chief Financial Officer (Principal
             Robert D. Davis                 Financial and Accounting Officer)

                  *                          Director                                            May 22, 2002
------------------------------------
             Laurence M. Berg

                  *                          Director                                            May 22, 2002
------------------------------------
             Peter P. Copses

                  *                          Director                                            May 22, 2002
------------------------------------
             Andrew S. Jhawar

                  *                          Director                                            May 22, 2002
------------------------------------
             J.V. Lentell


*By:     /s/ Robert D. Davis
      ------------------------------
         Power of Attorney

                                  EXHIBIT INDEX

(1)      Exhibits

EXHIBIT
NUMBER    EXHIBIT DESCRIPTION
-------   -------------------
  5.1     -- Opinion of Winstead Sechrest & Minick P.C. regarding legality of the securities offered
 23.1     -- Consent of Grant Thornton LLP
 23.2     -- Consent of Winstead Sechrest & Minick P.C.  (included in Exhibit 5.1 hereto)